UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 25, 2008

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

                On January 25, 2008, DPL Inc. (the “Company”) announced that it will release its year end 2007 earnings on Thursday, February 21, 2008, after the market closes.  On Friday, February 22, 2008 at 9:00 a.m. Eastern time the Company will conduct a webcast conference call with financial analysts.  The live webcast will be available on the Company website at www.dplinc.com.  Interested parties are encouraged to visit the site fifteen minutes prior to the start of the webcast in order to properly register.  The conference call will also be available in listen-only mode for investors, media and the public by dialing 866-831-6272 for domestic participants or 617-213-8859 for international callers.  The access code is 15274297.  Interested parties are encouraged to call in fifteen minutes prior to the start of the call to properly register.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01               Other Events.

On January 29, 2008, the Company issued a press release announcing that the Company’s common shareholders of record as of February 14, 2008 will receive a $0.275 per share dividend payable March 1, 2008.  This payment reflects the 6% dividend increase announced on December 13, 2007, resulting in an annualized rate of $1.10 per share.  A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

                On January 30, 2008, the Company issued a press release announcing that it will hold its 2008 Annual Meeting of Shareholders on Wednesday, April 23, 2008 at 10:00 a.m. Eastern time.  The meeting will be in Dayton, Ohio at Sinclair Community College’s Ponitz Sinclair Center — Building 12.  Holders of common shares of record at the close of business on March 5, 2008 are entitled to notice of and to vote at the annual meeting.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press Release of DPL Inc., dated January 25, 2008
99.2	Press Release of DPL Inc., dated January 29, 2008
99.3	Press Release of DPL Inc., dated January 30, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.
Date: January 30, 2008
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of DPL Inc., dated January 25, 2008.	E
99.2	Press Release of DPL Inc., dated January 29, 2008	E
99.3	Press Release of DPL Inc., dated January 30, 2008	E